Exhibit 10.31
                                 -------------




                             SECOND AMENDMENT TO THE
                          REGISTRATION RIGHTS AGREEMENT


         THIS SECOND AMENDMENT TO THE REGISTRATION RIGHTS AGREEMENT (the "Agreement") is made and entered into this 12th day of April, 2007, by and among Paradigm Medical Industries, Inc., a Delaware corporation (the "Company") and each of the undersigned (together with their respective affiliates and any assignee or transferee of all of their respective rights hereunder, the "Initial Investors").

                                   WITNESSETH:

         WHEREAS, the Company and the Initial Investors entered into a Registration Rights Agreement dated April 27, 2005 (the "Registration Rights Agreement") that provides registration rights to the Initial Investors requiring the Company to prepare and file a registration statement to register the shares of the Company's common stock (the "Common Stock") issued or issuable upon conversion of the Notes and Additional Notes (as defined in the Securities Purchase Agreement dated April 27, 2005 (the "Securities Purchase Agreement") by and among the Company and the Initial Investors) and the shares of Common Stock issuable upon exercise of the Warrants and Additional Warrants (as defined in the Securities Purchase Agreement) and any shares issuable as a dividend on or in exchange for or otherwise with respect to the foregoing;

         WHEREAS, on September 14, 2006, the Company and the Initial Investors verbally agreed to amend the Registration Rights Agreement to limit the total number of Registrable Securities (as defined in the Registration Rights Agreement) that the Company is required to register for resale by means of a Registration Statement (as defined in the Registration Rights Agreement) to no greater than 166,666,667 shares of Common Stock; and

         WHEREAS, the Company and the Initial Investors now desire to memorialize in writing the verbal agreement that was entered into on September 14, 2006 to amend the Registration Rights Agreement to limit the initial member of Registrable Securities (as defined in the Registration Rights Agreement) that the Company is required to register for resale by means of a Registration Statement (as defined in the Registration Rights Agreement) to no greater than 166,666,667 shares of Common Stock; and

         NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and each of the Initial Investors hereby agree as follows:

         1. Section 1(a)(iii) of the Registration Rights Agreement shall be amended to provide as follows:

              (iii) "Registrable Securities" means the Conversion Shares issued or issuable upon conversion or otherwise pursuant to the Notes and Additional Notes (as defined in the Securities Purchase Agreement) including, without limitation, Damages Shares (as defined in the Notes) issued or issuable pursuant to the Notes, shares of Common Stock issued or issuable in payment of the Standard Liquidated Damages Amount (as defined in the Securities Purchase Agreement), shares issued or issuable in respect of interest or in redemption of the Notes in accordance with the terms thereof) and Warrant Shares issuable, upon exercise or otherwise pursuant to the Warrants and Additional Warrants (as defined in the Securities Purchase Agreement), and any shares of capital stock issued or issuable as a dividend on or in exchange for or otherwise with respect to any of the foregoing; however, notwithstanding any of the foregoing, the total number of Registrable Securities to be registered by preparing and filing a Registration Statement in compliance with the Securities Act of 1933, as amended, and pursuant to Rule 415 thereunder and the declaration or ordering of effectiveness of such Registration Statement by the United States Securities and Exchange Commission shall not exceed 166,666,667 shares of Common Stock issuable upon conversion of the Notes and Additional Notes and 16,534,392 shares of Common Stock issuable upon exercise of the Warrants and Additional Warrants.

         2. The Registration Rights Agreement shall remain unchanged in all other respects and shall remain in full force and effect.

         IN WITNESS WHEREOF, the Company and the Initial Investors have caused this Agreement to be duly executed as of the date first above written.

PARADIGM MEDICAL INDUSTRIES, INC.



 /s/ Raymond P.L. Cannefax
-------------------------------------
Raymond P.L. Cannefax
President and Chief Executive Officer


AJW PARTNERS, LLC
By: SMS Group, LLC



 /s/ Corey S. Ribotsky
-------------------------------------
Corey S. Ribotsky
Manager




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

AJW OFFSHORE, LTD.
By First Street Manager II, LLC



 /s/ Corey S. Ribotsky
-------------------------------------
Corey S. Ribotsky
Manager



AJW QUALIFIED PARTNERS, LLC
By AJW Manager, LLC



 /s/  Corey S. Ribotsky
-------------------------------------
Corey S. Ribotsky
Manager


NEW MILLENNIUM CAPITAL PARTNERS, II, LLC
By First Street Manager II, LLC



 /s/ Corey S. Ribotsky
-------------------------------------
Corey S. Ribotsky
Manager





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